POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
           Accumulator(R) line of variable annuity products issued by
                     AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2008.


                                                           /s/ Henri de Castries
                                                           ---------------------
                                                           Henri de Castries

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                               /s/ Denis Duverne
                                                               -----------------
                                                               Denis Duverne

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                    /s/ Mary R. (Nina) Henderson
                                                    ----------------------------
                                                    Mary R. (Nina) Henderson

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ James F. Higgins
                                                            --------------------
                                                            James F. Higgins

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                             /s/ Scott D. Miller
                                                             -------------------
                                                             Scott D. Miller

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ Joseph H. Moglia
                                                            --------------------
                                                            Joseph H. Moglia

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                              /s/ Peter J. Tobin
                                                              ------------------
                                                              Peter J. Tobin

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                               /s/ Bruce Calvert
                                                               -----------------
                                                               Bruce Calvert

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                      /s/ Christopher M. Condron
                                                      --------------------------
                                                       Christopher M. Condron

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                               /s/ Ezra Suleiman
                                                               -----------------
                                                               Ezra Suleiman

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ Anthony Hamilton
                                                            --------------------
                                                            Anthony Hamilton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                              /s/ Charlynn Goins
                                                              ------------------
                                                              Charlynn Goins

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.


                                                            /s/ Lorie A. Slutsky
                                                            --------------------
                                                            Lorie A. Slutsky

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     Accumulator(R) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value
      Adjustment interests under certain flexible annuity contracts of the
                     EQUI-VEST(SM) line of variable annuity
            products issued by AXA Equitable Life Insurance Company.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.


                                      /s/ Richard Dziadzio
                                      ------------------------------------------
                                      Richard Dziadzio, Executive Vice President
                                      and Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Financial, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company relating to Market Value Adjustment interests and the parent guarantee of such interests including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Form S-3 registration statement to be filed as necessary for Market Value
    Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by
                    MONY Life Insurance Company of America.



     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of March, 2008.


                                        /s/ Alvin H. Fenichel
                                        ------------------------------
                                        Alvin H. Fenichel, Senior Vice President
                                        and Controller